                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_}  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_}  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            DOW JONES & COMPANY, INC.
              (Name of Registrant as Specified In Its Certificate)


  (Name of Person(s) Filing Proxy Statement, If other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

[LOGO] DOW JONES                              Notice of 2002
                                              Annual Meeting and
                                              Proxy Statement






                                                            Dow Jones & Company

Dow Jones & Company, Inc.
P.O. Box 300, Princeton, New Jersey 08543-0300

To Our Stockholders:

You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Dow Jones & Company, Inc., which will be held on Wednesday, April 17, 2002 at 11:00 a.m. at:

                          The Regent Ballroom
                          The Regent Wall Street
                          55 Wall Street
                          New York, New York

Discussions of Company affairs at past Annual Meetings have generally been interesting and useful. I hope you will be able to attend.

This year, you are being asked to act upon the election of five directors and the approval of the appointment of PricewaterhouseCoopers LLP as auditors for 2002. The Board of Directors recommends a vote FOR the election of directors and FOR the approval of the appointment of PricewaterhouseCoopers LLP.

These matters are discussed in greater detail in the accompanying proxy statement.

Regardless of the number of shares you own and whether or not you plan to attend, it is important that your shares are represented and voted at the meeting. You are requested either to sign, date and return the enclosed proxy or to vote by telephone or via the Internet pursuant to the instructions in this proxy statement promptly. If you do attend the Annual Meeting, you may still vote in person if you desire.

Sincerely yours,

/s/ Peter R. Kann

Peter R. Kann
Chairman of the Board

March 15, 2002

Dow Jones & Company, Inc.
P.O. Box 300, Princeton, New Jersey 08543-0300

Notice of 2002 Annual Meeting of Stockholders to be held Wednesday, April 17,
2002

To the Stockholders of
DOW JONES & COMPANY, INC.

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Dow Jones & Company, Inc. will be held at The Regent Ballroom, The Regent Wall Street, 55 Wall Street, New York, New York on Wednesday, April 17, 2002 at 11:00 a.m. for the purposes of:

  1. Electing five directors to hold office until 2005;

  2. Approving the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for 2002; and

  3. Transacting such other business as may properly come before the meeting.

  Your attention is directed to the accompanying proxy statement for further information with respect to the matters to be acted upon at the meeting.

  Stockholders of record at the close of business on February 22, 2002 are entitled to notice of and to vote at the meeting. A list of such stockholders will be open to the examination of any stockholder for any purpose germane to the meeting for a period of ten days prior to the meeting at the Company's offices, 4300 North Route 1, South Brunswick, New Jersey. Please note that the Company's principal offices, located at the World Financial Center, 200 Liberty Street, New York, New York have been temporarily closed since September 11, 2001 and remain closed as of the mailing date of this proxy statement.

  Stockholders are requested to complete, date, sign and return the enclosed proxy in the enclosed postage prepaid envelope or to vote by telephone or via the Internet pursuant to the instructions in this proxy statement. Until your proxy is voted you may revoke it by delivery to the Company of a subsequently executed proxy or a written notice of revocation or by executing a later-voted proxy by telephone or via the Internet. Your prompt response will be appreciated.

By order of the Board of Directors,

/s/ Peter G. Skinner
Peter G. Skinner
Secretary

March 15, 2002

Dow Jones & Company, Inc.
P.O. Box 300, Princeton, New Jersey 08543-0300

Proxy Statement

2002 Annual Meeting of Stockholders to be held Wednesday, April 17, 2002

Solicitation and Revocation of Proxies


This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Dow Jones & Company, Inc. of proxies for use at the Annual Meeting of Stockholders to be held at 11:00 a.m. on Wednesday, April 17, 2002 at The Regent Ballroom, The Regent Wall Street, 55 Wall Street, New York, New York for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

   Registered stockholders may vote by: (i) executing and returning the enclosed proxy card; (ii) calling the toll-free phone number specified on the proxy card; or (iii) voting via the Internet at the web site specified on the proxy card. Registered stockholders who elect to vote by telephone or via the Internet need not return their proxy card. Stockholders whose shares are held in the name of a bank or broker must follow the voting instructions on the form they receive from their bank or broker. Although most banks and brokers now offer telephone and Internet voting, availability and specific processes will depend on their voting arrangements.

   Each proxy will be voted in accordance with the stockholder's instructions with respect to (i) the election of directors and (ii) approving the appointment of PricewaterhouseCoopers LLP as auditors for 2002. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director and FOR the approval of the appointment of PricewaterhouseCoopers LLP.

   Until a proxy is voted it may be revoked by a stockholder by delivery to the Secretary of the Company at the above address of a subsequently executed proxy or a written notice of revocation or by executing a later-voted proxy by telephone or via the Internet. The cost of preparing and mailing this proxy statement and proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company by mail, telephone and personal solicitation, and no additional compensation will be paid to such individuals. The Company may also reimburse brokers and other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock. In addition, the Company has retained D.F. King & Co., Inc., 77 Water Street, New York, New York 10005 to aid in the solicitation of proxies by mail, telephone, telecopy and personal solicitation and will request brokerage houses and other nominees, fiduciaries and custodians to forward soliciting materials to beneficial owners of the Company's Common Stock and Class B Common Stock. For these services, the Company will pay D.F. King & Co., Inc. a fee of $10,000, plus expenses.

              ---------------------------------------------------

Common Stock Outstanding


At the close of business on February 22, 2002 there were outstanding and entitled to vote 63,374,216 shares of Common Stock and 20,890,619 shares of Class B Common Stock of the Company. Each share of Common Stock is entitled to one vote. Each share of Class B Common Stock is entitled to ten votes. The Common Stock, voting separately as a class, is entitled to elect two directors to be elected at the meeting to serve a three-year term expiring in 2005. The Common Stock and the Class B Common Stock vote together with respect to the election of three directors to be elected at the meeting to serve a three-year term expiring in 2005 and all other matters submitted to the stockholders.

Security Ownership of Certain Beneficial Owners

The following table sets forth information, as of January 17, 2002 (except as otherwise indicated), with respect to the number of shares of Common Stock and Class B Common Stock owned by the only persons who were known by the Company to own beneficially more than 5% of the outstanding Common Stock or Class B Common Stock.


                                               Shares
                                            Beneficially
   Name and Address of Beneficial Owner       Owned(a)       Percent of Class
   --------------------------------------------------------------------------
    Christopher Bancroft                Common  2,281,405(b)        3.6%
     c/o Holme Roberts & Owen LLP       Class B 3,820,360(b)       18.3%
     1700 Lincoln Street
     Denver, Colorado 80203
   --------------------------------------------------------------------------
    Capital Research & Management Co.   Common  6,260,100(c)        9.9%
     333 South Hope Street
     Los Angeles, California 90071
   --------------------------------------------------------------------------
    Judson W. Detrick                   Common  2,699,966(d)        4.3%
     Holme Roberts & Owen LLP           Class B 2,352,167(d)       11.3%
     1700 Lincoln Street
     Denver, Colorado 80203
   --------------------------------------------------------------------------
    Michael B. Elefante                 Common  5,026,666(d)        7.9%
     Hemenway & Barnes                  Class B 4,525,438(d)       21.7%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------
    Timothy F. Fidgeon                  Common    763,904(d)        1.2%
     Hemenway & Barnes                  Class B 2,705,353(d)       12.9%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------
    Roy A. Hammer                       Common  9,870,721(d)       15.6%
     Hemenway & Barnes                  Class B 9,992,291(d)       47.8%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------
    Lynn P. Hendrix                     Common  2,699,286(d)        4.3%
     Holme Roberts & Owen LLP           Class B 2,351,117(d)       11.3%
     1700 Lincoln Street
     Denver, Colorado 80203
   --------------------------------------------------------------------------
    Jane C. MacElree                    Common  5,288,705(e)        8.3%
     c/o Hemenway & Barnes              Class B 3,702,433(e)       17.7%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------
    Rod B. MacLeod                      Common  2,674,472(d)        4.2%
     MacLeod & McGinness                Class B 1,379,868(d)        6.6%
     1800 Second Street, Suite 971
     Sarasota, Florida 34236
   --------------------------------------------------------------------------
    Christopher H. Ottaway              Common  1,137,805(f)        1.8%
     c/o Ottaway Newspapers, Inc.       Class B 1,238,150(f)        5.9%
     Post Office Box 401
     Campbell Hall, New York 10916
   --------------------------------------------------------------------------

                                        Shares Beneficially
   Name and Address of Beneficial Owner       Owned(a)       Percent of Class
   --------------------------------------------------------------------------
    James H. Ottaway, Jr.               Common  1,822,543(g)        2.9%
     c/o Ottaway Newspapers, Inc.       Class B 1,266,289(g)        6.1%
     Post Office Box 401
     Campbell Hall, New York 10916
   --------------------------------------------------------------------------
    Mary H. Ottaway                     Common  1,207,002(h)        1.9%
     c/o Ottaway Newspapers, Inc.       Class B 1,243,610(h)        6.0%
     Post Office Box 401
     Campbell Hall, New York 10916
   --------------------------------------------------------------------------
    Lawrence T. Perera                  Common  2,080,550(d)        3.3%
     Hemenway & Barnes                  Class B 3,477,000(d)       16.6%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------
    Michael J. Puzo                     Common     89,597(d)        0.1%
     Hemenway & Barnes                  Class B 2,134,058(d)       10.2%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------
    Thomas A. Richardson                Common  2,647,166(d)        4.2%
     Holme Roberts & Owen LLP           Class B 2,012,237(d)        9.6%
     1700 Lincoln Street
     Denver, Colorado 80203
   --------------------------------------------------------------------------
    State Street Bank & Trust Company   Common  4,926,558(i)        7.8%
     225 Franklin Street                Class B 3,176,573(i)       15.2%
     Boston, Massachusetts 02110
   --------------------------------------------------------------------------
    Elizabeth Steele                    Common  3,879,679(j)        6.1%
     c/o Hemenway & Barnes              Class B 2,147,325(j)       10.3%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------
    Bayne Stevenson                     Common  3,292,433(d)        5.2%
     c/o Hemenway & Barnes              Class B 1,735,555(d)        8.3%
     60 State Street
     Boston, Massachusetts 02109
   --------------------------------------------------------------------------

(a) Except as otherwise indicated, the beneficial owner has sole voting and investment power.

(b) Includes 2,080,000 shares of Common Stock and 3,477,000 shares of Class B Common Stock held by Mr. Bancroft as trustee, as to which he shares voting and investment power with other trustees, including Messrs. Hammer and Perera. Also includes 201,405 shares of Common Stock and 343,360 shares of Class B Common Stock held by Mr. Bancroft as trustee of a revocable trust, as to which he shares voting and investment power with other trustees, including Messrs. Richardson, Detrick and Hendrix. Mr. Bancroft could acquire sole voting and investment power over such shares if he were to revoke the trust.

(c) Capital Research & Management Co. held all of these shares as an investment adviser and had sole investment power over all of these shares and no voting power over any of these shares. This information is based solely on a Schedule 13G filed with the SEC on February 11, 2002.

(d) Includes shares held as trustee, as to which voting and investment power is shared with other trustees (including other persons named above), by the following persons, each of whom disclaims beneficial ownership of such shares: Mr. Detrick--2,699,966 shares of Common Stock and 2,352,117 shares of Class B Common Stock; Mr. Elefante--5,026,666 shares of Common Stock and 4,525,438 shares of Class B Common Stock; Mr. Fidgeon--763,904 shares of Common Stock and 2,705,353 shares of Class B Common Stock; Mr. Hammer--9,870,421 shares of Common Stock and 9,992,291 shares of Class B Common Stock; Mr. Hendrix--2,699,286 shares of Common Stock and 2,351,117 shares of Class B Common Stock; Mr. MacLeod--2,674,472 shares of Common Stock and 1,379,868 shares of Class B Common Stock; Mr. Perera--2,080,550 shares of Common Stock and 3,477,000 shares of Class B Common Stock; Mr. Puzo--89,597 shares of Common Stock and 2,134,058 shares of Class B Common Stock; Mr. Richardson--2,647,166 shares of Common Stock and 2,012,237 shares of Class B Common Stock; and Mr. Stevenson--3,272,454 shares of Common Stock and 1,726,757 shares of Class B Common Stock. Also includes 300 shares of Common Stock held by a revocable trust for the benefit of Mr. Hammer, as to which he could acquire sole voting and investment power if he were to revoke the trust.

(e) Includes 4,475,160 shares of Common Stock and 3,174,455 shares of Class B Common Stock held by Mrs. MacElree as trustee, as to which she shares voting and investment power with other trustees, including Mr. Elefante with respect to 4,428,093 shares of Common Stock and 3,012,557 shares of Class B Common Stock; Mr. Hammer with respect to 4,428,093 shares of Common Stock and 3,012,557 shares of Class B Common Stock; Mr. Puzo with respect to 46,900 shares of Common Stock and 161,800 shares of Class B Common Stock; and Mr. Fidgeon with respect to 138,350 shares of Class B Common Stock. Also includes 738,424 shares of Common Stock and 526,393 shares of Class B Common Stock held by Mrs. MacElree as trustee of a revocable trust, as to which she shares voting and investment power with other trustees, including Mr. Fidgeon. Mrs. MacElree could acquire sole voting and investment power over such shares if she were to revoke the trust. Also includes 5,121 shares of Common Stock and 1,585 shares of Class B Common Stock owned by Ms. MacElree's spouse.

(f) Includes 51,308 shares of Common Stock beneficially owned by Mr. Ottaway as managing partner of a private investment company. Also includes 1,086,497 shares of Common Stock and 1,238,150 shares of Class B Common Stock held as trustee, as to which voting and investment power is shared with other trustees, including: Mr. James H. Ottaway, Jr.--1,086,497 shares of Common Stock and 1,238,150 shares of Class B Common Stock and Mary H. Ottaway--1,041,674 shares of Common Stock and 1,226,810 shares of Class B Common Stock.

(g) Includes 77,267 shares of Common Stock subject to options and 51,308 shares of Common Stock beneficially owned by Mr. Ottaway as managing partner of a private investment company. Also includes 1,555,474 shares of Common Stock and 1,260,180 shares of Class B Common Stock held as trustee, as to which voting and investment power is shared with other trustees including: Mr. Christopher
H. Ottaway--1,086,497 shares of Common Stock and 1,238,150 shares of Class B Common Stock and Mary H. Ottaway--1,080,252 shares of Common Stock and 1,238,150 shares of Class B Common Stock. Also includes 126,750 shares of Common Stock and 5,460 shares of Class B Common Stock owned by Mr. Ottaway's spouse, Mary H. Ottaway. See footnote (h).

(h) Includes 1,080,252 shares of Common Stock and 1,238,150 shares of Class B Common Stock held as trustee, as to which voting and investment power is shared with other trustees, including: Mr. James H. Ottaway, Jr.--1,080,252 shares of Common Stock and 1,238,150 shares of Class B Common Stock and Mr. Christopher
H. Ottaway--1,041,674 shares of Common Stock and 1,226,810 shares of Class B Common Stock.

(i) State Street Bank & Trust Company held all of these shares as trustee, disclaimed beneficial ownership of them and shared voting and investment power with persons named above as to 2,758,564 shares of Common Stock and

2,768,560 shares of Class B Common Stock. This information relating to (i) Common Stock ownership is based solely on a Schedule 13G filed with the SEC on February 12, 2002 and (ii) Class B Common Stock ownership is based solely on a
Schedule 13G filed with the SEC on March 1, 2002.

(j) Includes 3,476,083 shares of Common Stock and 1,774,342 shares of Class B Common Stock held by Ms. Steele as trustee, as to which she shares voting and investment power with other trustees, including Mr. Hammer with respect to 2,674,472 shares of Common Stock and 1,379,868 shares of Class B Common Stock; Mr. Stevenson with respect to 2,674,472 shares of Common Stock and 1,371,368 shares of Class B Common Stock; Mr. Elefante with respect to 10,402 shares of Common Stock and 15,750 shares of Class B Common Stock; and Mr. MacLeod with respect to 2,674,472 shares of Common Stock and 1,379,868 shares of Class B Common Stock. Also includes 403,596 shares of Common Stock and 372,983 shares of Class B Common Stock held by Ms. Steele as trustee of a revocable trust, as to which she shares voting and investment power with other trustees. Ms. Steele could acquire sole voting and investment power over such shares if she were to revoke the trust.

Security Ownership of Directors and
Management

The following table sets forth information as of January 17, 2002 with respect to the number of shares of Common Stock and Class B Common Stock owned by each director, the five most highly compensated executive officers, and all directors and executive officers as a group.

                                        Shares Beneficially Percent of  Common Stock
                 Name                        Owned(1)        Class(2)  Equivalents(3)
-------------------------------------------------------------------------------------
Rand V. Araskog                          Common      20,000      *         28,428
                                        Class B         700      *
-------------------------------------------------------------------------------------
Christopher Bancroft (4) (5) (6)         Common   2,281,405     3.6%        2,975
                                        Class B   3,820,360    18.3%
-------------------------------------------------------------------------------------
L. Gordon Crovitz                        Common      60,577      *          4,064
                                        Class B          --      *
-------------------------------------------------------------------------------------
Harvey Golub                             Common       2,000      *          6,285
                                        Class B          --      *
-------------------------------------------------------------------------------------
Roy A. Hammer (5) (7)                    Common   9,870,721    15.6%        2,091
                                        Class B   9,992,291    47.8%
-------------------------------------------------------------------------------------
Leslie Hill (4) (5) (8)                  Common     119,362      *          3,146
                                        Class B      72,514      *
-------------------------------------------------------------------------------------
Irvine O. Hockaday, Jr.                  Common       3,000      *          9,340
                                        Class B          --      *
-------------------------------------------------------------------------------------
Dieter von Holtzbrinck                   Common          --      *            720
                                        Class B          --      *
-------------------------------------------------------------------------------------
Vernon E. Jordan, Jr.                    Common         283      *         10,589
                                        Class B         105      *
-------------------------------------------------------------------------------------
Peter R. Kann (9)                        Common     407,007      *          9,762
                                        Class B       4,027      *
-------------------------------------------------------------------------------------
David K.P. Li                            Common       8,031      *         11,541
                                        Class B          --      *
-------------------------------------------------------------------------------------
M. Peter McPherson                       Common          --      *          4,926
                                        Class B          --      *
-------------------------------------------------------------------------------------
Frank N. Newman                          Common         500      *          2,787
                                        Class B          --      *
-------------------------------------------------------------------------------------
James H. Ottaway, Jr. (10)               Common   1,822,543     2.9%           --
                                        Class B   1,266,289     6.1%
-------------------------------------------------------------------------------------
Peter G. Skinner (9)                     Common     121,905      *             --
                                        Class B          --      *
-------------------------------------------------------------------------------------
Elizabeth Steele (4) (5) (11)            Common   3,879,679     6.1%          630
                                        Class B   2,147,325    10.3%
-------------------------------------------------------------------------------------
William C. Steere, Jr.                   Common       1,000      *          6,350
                                        Class B          --      *
-------------------------------------------------------------------------------------
Richard F. Zannino                       Common      42,800      *             --
                                        Class B          --      *
-------------------------------------------------------------------------------------
All directors and executive              Common  18,648,164    29.4%      103,634
 officers as a group (19 persons) (12)  Class B  17,303,611    82.8%
-------------------------------------------------------------------------------------

(1) Except as otherwise indicated, the beneficial owner has sole voting and investment power. Includes shares of Common Stock subject to options exercisable within 60 days after January 17, 2002 held by: Mr. Kann (254,400 shares), Mr. Skinner (94,833 shares), Mr. Zannino (38,500 shares), Mr. Ottaway (77,267 shares), and Mr. Crovitz (56,017 shares). Also includes with respect to Mr. Zannino 4,300 shares of restricted stock that vest within 60 days after January 17, 2002.

(2) An asterisk under the column "Percent of Class" indicates that the named person beneficially owns less than one percent of the shares of Common Stock or Class B Common Stock outstanding.

(3) Under the directors' deferred stock equivalent compensation plan, each non-employee director was credited with $44,000 deemed to be invested in shares of Common Stock ("stock equivalents") for 2001. Certain directors have elected to defer receipt of some or all of their fees payable in cash and have invested such deferred amounts in stock equivalents. Amounts previously accrued under the terminated retirement plan for non-employee directors by directors who continued to serve on the Board after the 1997 Annual Meeting were added to such directors' deferred compensation accounts and certain directors have elected to invest such accrued amounts in stock equivalents. (See page 12 for additional information regarding directors' stock equivalents.) Also, certain executive officers have elected to have the amounts allocated to their accounts under the Supplementary Benefit Plan (see footnote (4) to the Summary Compensation Table on page 14) deemed to be invested in stock equivalents.

(4) Mr. Bancroft and Ms. Steele are first cousins. Ms. Hill is the first cousin, once removed, of Mr. Bancroft and Ms. Steele.

(5) As of January 17, 2002, Mr. Bancroft, Ms. Steele and Ms. Hill, certain of their relatives, and certain trusts and charitable organizations established by them, including trusts for which Mr. Hammer serves as trustee, owned beneficially a total of 15,737,697 shares (24.8%) of the outstanding Common Stock and 16,374,202 shares (78.4%) of the outstanding Class B Common Stock. Such shares account for approximately 65.9% of the votes represented by the outstanding Common Stock and Class B Common Stock. Mr. Bancroft, Ms. Steele and Ms. Hill, the trusts as to which they or certain of their relatives are trustees or have beneficial or reversionary interests, and the trustees of such trusts (including Mr. Hammer), may be considered in control of the Company and therefore its "parent."

(6) Includes 201,405 shares of Common Stock and 343,360 shares of Class B Common Stock held by Mr. Bancroft as trustee of a revocable trust, as to which he shares voting and investment power with other trustees and as to which he could acquire sole voting and investment power if he were to revoke the trust. Also includes 2,080,000 shares of Common Stock and 3,477,000 shares of Class B Common Stock held by Mr. Bancroft as trustee, as to which he shares voting and investment power with other trustees.

(7) Includes 300 shares of Common Stock held by a revocable trust for the benefit of Mr. Hammer, as to which he could acquire sole voting and investment power if he were to revoke the trust. Also includes 9,870,421 shares of Common Stock and 9,992,291 shares of Class B Common Stock held by Mr. Hammer as trustee, as to which he disclaims beneficial ownership and shares voting and investment power with other trustees.

(8) Includes 7,547 shares of Common Stock and 3,998 shares of Class B Common Stock owned by Ms. Hill's spouse and minor children.

(9) Includes shares owned by, or jointly with, spouses, as follows: Mr. Kann--18,347 shares of Common Stock and 124 shares of Class B Common Stock owned by his spouse; Mr. Ottaway--126,750 shares of Common Stock and 5,460 shares of Class B Common Stock owned by his spouse; and Mr. Skinner--27,072 shares of Common Stock owned jointly with his spouse. Includes, with respect to Mr. Kann, 54,950 shares of Common Stock subject to options exercisable within 60 days after January 17, 2002 held by his spouse. Mr. Kann disclaims beneficial ownership of the shares owned by his spouse. Mr. Skinner shares voting and investment power with his spouse as to those shares owned jointly.

(10) See footnote (g) on page 4 above for a description of Mr. Ottaway's ownership of Common Stock and Class B Common Stock.

(11) Includes 403,596 shares of Common Stock and 372,983 shares of Class B Common Stock held by Ms. Steele as trustee of a revocable trust, as to which she shares voting and investment power with other trustees and as to which she could acquire sole voting and investment power if she were to revoke the trust. Also includes 3,476,083 shares of Common Stock and 1,774,342 shares of Class B Common Stock held by Ms. Steele as trustee, as to which she shares voting and investment power with other trustees.

(12) Includes 583,318 shares of Common Stock subject to options that may be exercised by ex- ecutive officers and directors, and Mr. Zannino's shares of restricted stock that vest, within 60 days after January 17, 2002. Also includes shares owned by or jointly with their spouses and by their children and relatives sharing their homes.


              ---------------------------------------------------

Annual Report

The Company has delivered to all stockholders its Annual Report for the year ended December 31, 2001. The Annual Report includes an audited balance sheet as of that date and audited statements of income, stockholders' equity and cash flows for the year then ended.


              ---------------------------------------------------

Voting Procedures

If a quorum is present at the meeting (i) a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote is required in order to elect the nominees for election to the office of director that the Common Stock, voting separately as a class, is entitled to elect, (ii) a plurality of the votes of the shares of Common Stock and Class B Common Stock voting together that are present in person or represented by proxy and entitled to vote is required in order to elect the nominees for election to the office of director that the Common Stock and the Class B Common Stock elect together, and (iii) the affirmative vote of a plurality of the votes of the shares of Common Stock and Class B Common Stock voting together that are present in person or repre- sented by proxy and entitled to vote is required in order to approve the appointment of PricewaterhouseCoopers LLP as auditors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will have no effect on the outcome of the vote. With regard to other proposals, votes may be cast in favor or against, or a stockholder may abstain. Abstentions will be counted as shares that are represented at the meeting and entitled to vote. Under Delaware law, abstentions on the appointment of PricewaterhouseCoopers LLP will have the effect of negative votes. Shares represented by limited proxies that prohibit voting on a particular matter (so-called broker non-votes) will be disregarded and will have no effect on the outcome of the vote on such matter, although the shares represented by such limited proxies will be counted for quorum purposes.

Election of Directors

One of the purposes of the meeting is the election of five directors to serve for a three-year term expiring in 2005. The Board of Directors has nominated the individuals listed below for election as directors. The holders of Common Stock voting separately as a class are entitled to vote for the election of Messrs. McPherson and Steere. The holders of Common Stock and Class B Common Stock voting together are entitled to vote for the election of Messrs. Bancroft and Kann and Ms. Hill. The proxies will be voted for the election of such individuals unless instructions are given to withhold authority to vote for one or more of them. For each nominated individual, the table below sets forth his or her age as of the date of the meeting, membership on committees of the Board of Directors and certain other information. Each of the persons named below is currently a director. If for any reason any one or more of the persons named below should become unavailable for election, proxies will be voted for the election of such substitute nominees as the Board of Directors may propose.

              ---------------------------------------------------

Nominees for Election at the Annual Meeting:

Class of 2005

                                                     Positions with the Company and
                                                     Business Experience                       Director
                     Name                        Age During the Past Five Years                 Since
-------------------------------------------------------------------------------------------------------
Christopher Bancroft                             50  Principal, Bancroft Operations              1996
  Compensation Committee                             (private investment firm)
-------------------------------------------------------------------------------------------------------
Peter R. Kann(1)                                 59  Chairman and Chief Executive                1987
  Executive Committee                                Officer of the Company
-------------------------------------------------------------------------------------------------------
Leslie Hill                                      48  Pilot for American Airlines                 1997
  Corporate Governance Committee
-------------------------------------------------------------------------------------------------------
M. Peter McPherson                               61  President, Michigan State University        1998
  Audit and Compensation Committees
-------------------------------------------------------------------------------------------------------
William C. Steere, Jr.                           65  Chairman Emeritus, Pfizer Inc. Prior to     1997
  Corporate Governance and Executive Committees      January 2001, Chief Executive Officer and
                                                     prior to July 2001, Chairman, Pfizer Inc.
                                                     (pharmaceuticals)(2)
-------------------------------------------------------------------------------------------------------

Incumbent Directors (Class of 2003)

   The table below sets forth similar information for each director whose term expires in 2003.

                                                Positions with the Company and Business           Director
                   Name                     Age Experience During the Past Five Years              Since
----------------------------------------------------------------------------------------------------------
Harvey Golub                                63  Chairman & CEO--Retired, American                   1997
  Audit and Corporate Governance Committees     Express Company. Prior to January
                                                2001, CEO and prior to April 2001, Chairman,
                                                American Express
                                                Company (travel and financial
                                                services company)(3)
----------------------------------------------------------------------------------------------------------
Roy A. Hammer (4)                           67  Senior Partner, Hemenway & Barnes                   1998
  Corporate Governance Committee                (law firm)
----------------------------------------------------------------------------------------------------------
David K.P. Li                               63  Chairman and Chief Executive                        1993
  Audit and Corporate Governance Committees     Officer, The Bank of East Asia,
                                                Limited (banking) (5)
----------------------------------------------------------------------------------------------------------
Frank N. Newman                             59  Chairman Emeritus, Bankers Trust                    1997
  Audit and Compensation Committees             Corporation. Prior to June 1999,
                                                Chairman, President and Chief
                                                Executive Officer, Bankers Trust
                                                New York Corporation and Bankers
                                                Trust Company (banking). Prior to
                                                September 1995, Deputy Secretary
                                                of the United States Treasury
----------------------------------------------------------------------------------------------------------
James H. Ottaway, Jr.                       64  Senior Vice President of the Company                1987
----------------------------------------------------------------------------------------------------------

Incumbent Directors (Class of 2004)

   The table below sets forth similar information for each director whose term expires in 2004.

                                                 Positions with the Company and Business           Director
                    Name                     Age Experience During the Past Five Years              Since
-----------------------------------------------------------------------------------------------------------
Irvine O. Hockaday, Jr.                      65  Retired President and Chief Executive               1990
  Compensation and Executive Committees          Officer, Hallmark Cards, Inc. Prior to January
                                                 2002, President and Chief Executive Officer,
                                                 Hallmark Cards, Inc. (greeting card
                                                 manufacturer)(6)
-----------------------------------------------------------------------------------------------------------
Dieter von Holtzbrinck(7)                    60  Chairman of the Supervisory Board,                  2001
                                                 Verlagsgruppe Georg von Holtzbrinck
                                                 GmbH. Prior to May 2001, Chief Executive Officer
                                                 and President, Verlagsgruppe Georg von
                                                 Holtzbrinck GmbH (publishing company)
-----------------------------------------------------------------------------------------------------------
Vernon E. Jordan, Jr.(4)                     66  Senior Managing Director, Lazard                    1982
  Corporate Governance and Executive             Freres & Co. LLC (investment
 Committees                                      bank); Of Counsel, Akin, Gump,
                                                 Strauss, Hauer & Feld (law firm).
                                                 Prior to December 1999, Senior
                                                 Partner, Akin, Gump, Strauss,
                                                 Hauer & Feld (8)
-----------------------------------------------------------------------------------------------------------
Elizabeth Steele                             53  President, Main Street Landing                      2001
  Corporate Governance Committee                 Company (redevelopment company)
-----------------------------------------------------------------------------------------------------------

(1) Karen Elliott House, President/International Group of the Company and the spouse of Mr. Kann, received a salary and bonus for 2001 of $440,100. An aggregate of $91,957 was contributed to Ms. House's account under the Dow Jones Retirement Program and the related Supplementary Benefit Plan in respect of 2001. Ms. House received a payout for 2001 of 2,030 shares of Common Stock with a fair market value as of February 20, 2002 of $115,710 under the Dow Jones 1997 Long Term Incentive Plan in respect of the four-year performance period 1998-2001. Ms. House also received grants of contingent stock rights and stock options under the Dow Jones 1997 Long Term Incentive Plan. Ms. House's compensation is set by the Compensation Committee of the Board of Directors.

(2) Mr. Steere is a director of MetLife, Inc., Minerals Technologies Inc. and Pfizer Inc.

(3) Mr. Golub is a director of Campbell Soup Company and The Warnaco Group, Inc.

(4) During 2001, Hemenway & Barnes, the law firm of which Mr. Hammer is a senior partner, and Akin, Gump, Strauss, Hauer & Feld, the law firm to which Mr. Jordan is of counsel, rendered certain legal services to the Company. The Company expects that these law firms will continue to render legal services to the Company in 2002.

(5) Mr. Li is a director of Campbell Soup Company, Atlas Air, Inc., Jones Lang LaSalle Inc., Pacific Century Cyberworks Limited, The Bank of East Asia Limited, The Hong Kong & China Gas Company Limited, Sime Darby Berhad, South China Morning Post (Holdings) Limited, and PowerGen plc.

(6) Mr. Hockaday is a director of Crown Media Holdings, Inc., Ford Motor Company, Sprint Corporation and UtiliCorp United, Inc.

(7) In 1999, the Company and the von Holtzbrinck Group entered into a strategic alliance pursuant to which they exchanged equity shareholdings in their respective subsidiaries so as to give the von Holtzbrinck Group 49% ownership of The Wall Street Journal Europe and the Company 22% ownership of the von Holtzbrinck Group's business daily Handelsblatt. Mr. von Holtzbrinck is the Chief Executive Officer of Handelsblatt - The Wall Street Journal Holding GmbH and a Member of the Advisory Council of Handelsblatt Dow Jones GmbH.

(8) Mr. Jordan is a director of America Online Latin America, Inc., American Express Company, Callaway Golf Company, Clear Channel Communications, Inc., J.C. Penney Company, Inc., Revlon, Inc., Sara Lee Corporation, and Xerox Corporation.


              ---------------------------------------------------

During 2001 the Board of Directors met eight times, the Audit Committee met five times, the Compensation Committee met four times, the Corporate Governance Committee met once and the Executive Committee did not meet. In 2001 the annual director's fee was $64,000, with a cash component of $20,000 and $44,000 of stock equivalents; the fee for each Board meeting attended was $1,500; the fee for each committee meeting attended was $1,000; and the annual fee for serving as a committee chairperson was $5,000. Stock equivalents are credited quarterly and the number thereof are determined at the market price of the Company's Common Stock on the last business day of the quarter in question. In addition, under the Dow Jones 2001 Long-Term Incentive Plan, each director received in 2001 options to purchase 1,250 shares of Common Stock.

   In 2002, the cash, stock equivalents and stock option component of the annual director's fee and the fees for serving as a committee chairperson and for attending Board and committee meetings will remain the same as in 2001.

   From time to time Board members are invited to attend meetings of Board committees of which they are not members; in such cases, such Board members receive a committee meeting fee. Employees of the Company or its subsidiaries who are directors do not receive director's, committee meeting or committee chairperson's fees.

   Directors may elect to defer receipt, in whole or in part, of any of their fees payable in cash. Deferred amounts will, at the electing director's option, either be credited to an interest bearing account or be deemed to be invested in shares of Common Stock (i.e., stock equivalents) at the market price on the last business day of the month in which the deferred amount in question would have otherwise been received. Deferred cash amounts will be paid in cash, in a lump sum or in the form of an annuity, as the director may elect. Deferred stock equivalent amounts will be paid in cash (in a lump sum or in the form of an annuity) or shares of Common Stock (in up to fifteen annual installments), or a combination of cash and Common Stock, as the director may elect.

   During 2001 all directors of the Company attended at least 75% of the aggregate meetings of the Board and standing committees on which they served.

   The Audit Committee makes recommendations to the Board regarding the engagement of the Company's independent accountants and considers, among other things, the range of audit and non-audit fees. It also reviews the work of the Company's internal accountants, meets with the independent accountants to review and approve the scope and results of their professional services, and reviews the procedures for evaluating the adequacy of the Company's internal controls.

   The Compensation Committee reviews remuneration arrangements for the Company's senior management (including employee benefit plans in which executive officers are eligible to participate), and makes recommendations to the Board on grants of stock options and other benefits.

     The Corporate Governance Committee recommends to the Board of Directors the persons to be nominated by the Board for election as directors of the Company. Stockholders desiring to recommend nominees should submit their recommendations in writing to Peter G. Skinner, Secretary, Dow Jones & Company, Inc., P.O. Box 300, Princeton, New Jersey 08543-0300. Recommendations should include pertinent information concerning the proposed nominee's background and experience. The Corporate Governance Committee also considers and makes recommendations to the Board of Directors concerning the size and composition of the Board and considers from time to time the current Board committee structure and membership.

              ---------------------------------------------------

Executive Compensation

The following tables and the Compensation Committee Report on Executive Compensation provide information as to the cash and non-cash compensation paid to, earned by or granted to each of the five most highly compensated senior policy making executives of the Company.

                          Summary Compensation Table

                                   Annual Compensation                Long-Term Compensation
-----------------------------------------------------------------------------------------------------------
                                                                 Awards                  Payouts
-----------------------------------------------------------------------------------------------------------
                                                         Restricted Securities
                                                           Stock    Underlying     LTIP       All Other
            Name and                    Salary   Bonus   Awards ($) Options (#) Payouts ($)    Compen-
       Principal Position         Year   ($)      ($)       (1)         (2)         (3)     sation ($) (4)
----------------------------------------------------------------------------------------------------------
Peter R. Kann                     2001 $921,600 $260,400               83,700    $432,516      $315,716
  Chairman of the Board, Chief    2000 $841,167 $888,000               60,000    $780,454      $260,706
  Executive Officer and Director  1999 $788,000 $656,288                   --    $654,938      $230,889
----------------------------------------------------------------------------------------------------------
Peter G. Skinner                  2001 $607,000 $109,800               30,300    $143,754      $184,727
  Executive Vice President,       2000 $588,605 $462,550               20,000    $279,375      $161,130
  General Counsel and             1999 $540,000 $346,275                   --    $323,851      $144,746
  Secretary
----------------------------------------------------------------------------------------------------------
Richard F. Zannino                2001 $532,577 $552,150  $477,300    133,700          --      $108,774
  Executive Vice President and
  Chief Financial Officer(5)
----------------------------------------------------------------------------------------------------------
James H. Ottaway, Jr.             2001 $458,500 $ 91,375               15,000    $135,489      $115,431
  Senior Vice President and       2000 $443,333 $244,545               10,000    $245,523      $ 94,150
  Director                        1999 $425,000 $226,250                   --    $231,099      $105,292
----------------------------------------------------------------------------------------------------------
L. Gordon Crovitz                 2001 $438,500 $169,287               19,900    $ 83,676      $117,823
  Senior Vice President and       2000 $418,077 $252,808               20,000    $120,453      $ 78,722
  President, Electronic           1999 $349,731 $ 51,219                   --    $ 44,598      $ 80,203
  Publishing
----------------------------------------------------------------------------------------------------------

(1) The dollar value of this stock award is based on the market price of the Company's Common Stock at time of grant on April 18, 2001. At December 31, 2001, Mr. Zannino held a total of 8,600 shares of restricted stock with a fair market value of $470,678. One-half of the shares vested on February 12, 2002, 30% of the shares will vest on February 12, 2003 and the remaining 20% will vest on February 12, 2004. Regular quarterly dividends are paid on the restricted stock.

(2) In addition to stock options, the indicated executives were granted contingent stock rights under the Dow Jones 1997 Long Term Incentive Plan. The contingent stock rights granted during 2001 are reported in the long-term incentive plan table on page 15.

   In 1998, the Company's Compensation Committee granted stock options and contingent stock rights under the Dow Jones 1997 Long Term Incentive Plan in November. In 1999, however, the Committee decided not to make such grants in November, but instead made them in January 2000. Accordingly, there were no option grants in 1999.

(3) The payouts shown in the table for 2001 reflect the fair market value as of February 20, 2002 of the Final Awards made to the indicated executives under the Dow Jones 1997 Long Term Incentive Plan in respect of the four-year performance period 1998-2001. The payouts shown in the table for 2000 reflect the fair market value as of February 21, 2001 of the Final Awards made to the indicated executives under the Dow Jones 1992 Long Term Incentive Plan in respect of the four-year performance period 1997-2000. The payouts shown in the table for 1999 reflect the fair market value as of February 16, 2000 of the Final Awards made to the indicated executives under the Dow Jones 1992 Long Term Incentive Plan in respect of the four-year performance period 1996-1999. The Dow Jones 1997 Long Term Incentive Plan was adopted in 1997 to make grants for performance periods subsequent to those covered by the 1992 Long Term Incentive Plan.

(4) The amounts referred to in the table above under "All Other Compensation" consist of the aggregate amounts contributed to the accounts of the indicated executives under the Dow Jones Retirement Program and the related Supplementary Benefit Plan in respect of the years indicated. For amounts contributed in respect of 2001, the Internal Revenue Code limits the allocation of the annual Company contribution for the benefit of any individual account under a qualified plan to the amount which would be contributed to such individual account based on maximum annual compensation of $170,000, but permits under a supplemental plan an additional allocation by the Company to such individual equal to the additional amount which would otherwise have been allocated to him or her under the qualified plan had there been no limits. Executive officers may elect to have the amounts allocated to their accounts under the Supplementary Benefit Plan deemed to be invested in shares of Common Stock (i.e., stock equivalents). With respect to 2001, such amounts were deemed to be invested at the closing price of the Common Stock on the first business day of 2002. With respect to 2001, the Company has allocated $25,507 to the accounts of each of the indicated executives under the Dow Jones Retirement Program: Mr. Kann; Mr. Skinner; Mr. Ottaway; and Mr. Crovitz. The Company has also credited the following amounts to the accounts of the indicated executives under the Supplementary Benefit Plan with respect to 2001: Mr. Kann--$290,209; Mr. Skinner--$159,220; Mr. Zannino--$108,774; Mr. Ottaway--$89,924; and Mr.
Crovitz--$92,316. With respect to Mr. Zannino, the amount allocated to his account under the Supplementary Benefit Plan includes the amount that would have been contributed to his account under the Company's Retirement Program if he had been eligible to participate in such program in 2001.

(5) Mr. Zannino joined the Company on February 12, 2001. Of Mr. Zannino's bonus, $360,000 was paid upon his hire as part of his sign-on package.

              ---------------------------------------------------

                             Option Grants In 2001

                                       Individual Grants
                      ----------------------------------------------------
                                      % of Total
                         Number of     Options                            Potential Realizable Value
                        Securities    Granted to                            at Assumed Annual Rates
                        Underlying    Employees   Exercise or             of Stock Price Appreciation
                          Options     in Fiscal   Base Price   Expiration over Stock Option Term (3)
        Name          Granted (#) (1)    Year    ($/Share) (2)    Date       5% ($)       10% ($)
------------------------------------------------------------------------------------------------------
Peter R. Kann........      83,700        3.8%       $59.50      1/17/11   $3,132,054    $ 7,937,271
Peter G. Skinner.....      30,300        1.4%       $59.50      1/17/11   $1,133,826    $ 2,873,349
Richard F. Zannino(4)     133,700        6.1%       $60.45      2/12/11   $5,083,274    $12,880,658
James H. Ottaway, Jr.      15,000        0.7%       $59.50      1/17/11   $  561,300    $ 1,422,450
L. Gordon Crovitz....      19,900        0.9%       $59.50      1/17/11   $  744,658    $ 1,887,117
-----------------------------------------------------------------------------------------------------


(1) Other than with respect to Mr. Zannino's options, one-third of the stock options became exercisable on January 17, 2002, and another one-third will become exercisable on the second anniversary of the date of grant, and the remainder will become exercisable on the third anniversary of the date of grant. In the case of Mr. Zannino, 18,200 of the options become exercisable on the fourth anniversary of the date of grant, and with respect to the remaining 115,500 options, one-third of the stock options became exercisable on February 12, 2002 and another one-third will become exercisable on the second anniversary of the date of grant, and the remainder will become exercisable on the third anniversary of the date of grant.

(2) The exercise price of the stock options that were granted on January 17, 2001 is $59.50 per share, the fair market value of the Common

Stock on the date of grant. The exercise price of Mr. Zannino's stock options that were granted on February 12, 2001 is $60.45 per share, the fair market value of the Common Stock on the date of grant.

(3) These amounts represent gains based on assumed rates of appreciation over the entire ten-year period. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's Common Stock and the continued employment of the optionee through the vesting period.

(4) Of Mr. Zannino's 133,700 options, 103,400 options were granted upon his hire as part of his sign-on package and the remaining 30,300 were granted as an annual grant in the ordinary course.


              ---------------------------------------------------

        Aggregated Option Exercises In 2001 And Year-End Option Values

                                                     Total Number of      Value of Unexercised In-the-
                                                 Unexercised Options at         Money Options at
                                                  December 31, 2001 (#)     December 31, 2001 ($)(1)
                                                ------------------------- ----------------------------
                         Shares
                      Acquired on     Value
        Name          Exercise (#) Realized ($) Exercisable Unexercisable Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------
Peter R. Kann........    30,000     $1,039,500    206,500      123,700    $2,228,904          $0
Peter G. Skinner.....    12,000     $  415,800     78,067       43,633    $  853,343          $0
Richard F. Zannino...        --             --         --      133,700            --          $0
James H. Ottaway, Jr.        --             --     68,934       21,666    $  795,442          $0
L. Gordon Crovitz....     3,300     $  113,487     42,717       33,233    $  443,083          $0
------------------------------------------------------------------------------------------------------

(1) This represents the difference between the closing price of the Company's Common Stock on December 31, 2001, the last trading day in 2001 ($54.73), and the exercise price of the options.

              ---------------------------------------------------

                   Long-Term Incentive Plan--Awards In 2001

                              Number of Shares,   Performance or Other
                                    Units        Period Until Maturation
               Name          or Other Rights (1)        or Payout
       -----------------------------------------------------------------
       Peter R. Kann........       30,500               2001-2004
       Peter G. Skinner.....       13,650               2001-2004
       Richard F. Zannino...       13,650               2001-2004
       James H. Ottaway, Jr.        6,800               2001-2004
       L. Gordon Crovitz....        9,600               2001-2004
       -----------------------------------------------------------------


(1) The long-term incentive plan awards are contingent stock rights granted under the Dow Jones 1997 Long Term Incentive Plan. Each contingent stock right gives the holder the contingent right to receive up to the number of shares of Common Stock specified in the right (the "Initial Award") following completion of a four-year performance period. The number of shares ultimately received (the "Final Award") will depend on the extent to which the performance criteria are achieved during the four-year performance period and other factors. Participants may elect, subject to the approval of the Compensation Committee, to receive all or a portion of their Final Awards in cash, or Common Stock, or a combination of both. If a participant elects to receive all or a portion of the Final Award in cash, the amount of cash will equal the closing price of the Common Stock on the date of the Final Award multiplied by the number of shares of Common Stock as to which the election is being made.

   During the performance period relating to each right, the Compensation Committee may adjust the performance criteria and otherwise modify the terms and provisions of the right. Also during the performance period, the holder is entitled to receive as "dividend equivalents" an amount equal to the cash dividends that the holder would have received if the holder had owned the number of shares of Common Stock covered by the Initial Award during the entire performance period.

   At December 31, 2001, Mr. Kann held contingent stock rights covering a total of 74,850 shares; Mr. Skinner--33,375 shares; Mr. Zannino--41,150 shares (of which 27,500 shares were granted upon his hire as part of his sign-on package); Mr. Ottaway--20,475 shares; and Mr. Crovitz--24,725 shares. At December 31, 2001, the fair market value of the Common Stock subject to such rights was as follows: Mr. Kann--$4,096,541; Mr. Skinner--$1,826,614; Mr. Zannino--$2,252,140;
Mr. Ottaway--$1,120,597; and Mr. Crovitz--$1,353,199.

   The Final Award ultimately received may be less than or equal to the number of shares set forth above. It is expected that fully satisfactory competitive performance (as judged by the Compensation Committee in its discretion at the time of the payouts) would be competitively rewarded if the Final Award approximated 2/3 of the amounts set forth in the table above. Exceptional performance would support a Final Award in excess of 2/3 of the amounts set forth in the table above but in no event more than 100% of such amounts.

              ---------------------------------------------------

Separation Plan for Senior Management

The Dow Jones Separation Plan for Senior Management covers separations from service by senior executives including the executive officers named on page 13. In order to receive benefits under the Separation Plan, an eligible executive's employment must have been terminated involuntarily, without "cause," and he or she must enter into an agreement with the Company containing a covenant not to compete, confidentiality provisions and customary mutual releases and waivers.

   The Separation Plan provides for severance benefits equal to 18 or 24 months (depending on salary level) of base salary and target bonus. It also provides for the continuation of certain benefits during such 18 or 24 month period including those received under the Company's Retirement Program and the related Supplementary Benefit Plan; the health and dental care plans; and the executive death and group life, disability and accident insurance plans. In addition, terminated executives will receive a pro-rated final award with respect to each of his or her outstanding grants of contingent stock rights under the Company's Long Term Incentive Plan. The Separation Plan and the form of Separation Agreement and Release are Exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

              ---------------------------------------------------

Jerome H. Bailey Retirement Agreement

Mr. Bailey, former Chief Financial Officer of the Company, retired from the Company due to family reasons, effective April 30, 2001. Pursuant to the terms of a letter agreement ("Retirement Agreement") dated October 30, 2000, Mr. Bailey agreed to provide consulting services to the Company during the period from May 1, 2001 through April 30, 2002. He has also agreed to refrain from engaging in any business activity that is competitive with the business of the Company and its subsidiaries until May 1, 2004, and to abide by certain confidentiality provisions. In consideration for performance of his consulting, non-competition and confidentiality obligations, the Company is paying Mr. Bailey an aggregate of $500,000 (payable in 12 equal monthly installments of $41,666 ending on April 1, 2002), subject to certain conditions. The Retirement Agreement is an Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

Compensation Committee Report on Executive Compensation

The Compensation Committee and the Compensation Program

The Committee consists of four non-employee directors. It generally meets four times a year. The Compensation Committee's objective is to establish and administer a "total compensation program" that fairly and competitively rewards Dow Jones executives for current and long-term performance that enhances stockholder value. The purpose of this report is to explain the Company's executive compensation program and the operation of the Compensation Committee.

Elements of Compensation Program Considered by the Committee

The Committee gives special attention to the total compensation of the chief executive officer (Mr. Kann), and certain other members of senior management. We consider four elements of compensation: (1) annual salary; (2) annual incentive award (or bonus); (3) long-term incentive compensation; and (4) retirement and other compensation.

Establishing and Administering a Competitive Program

The Committee retains outside compensation consultants and reviews competitive compensation and performance studies in developing and administering the total compensation program. We give continuing attention to changes in compensation practices, business trends and changes in applicable law and regulations in order to establish and administer a sound competitive compensation program. The competitive universe that we primarily consider includes the five largest newspaper publishers in the Dow Jones U.S. Publishing Index (the "Company's peer group") (see page 21), but we also review data on general industry trends and on certain other public companies which compete with one or more of the Company's business segments.

   With regard to annual and long-term incentive awards, the Committee, in working with management and its outside compensation consultants, has determined that a substantial portion of executives' awards will be based on the achievement of certain pre-determined financial objectives. For Mr. Kann a substantial portion of his annual incentive award for 2002 will be based on the achievement of these predetermined financial objectives (earnings per share--50%; return on investment--10%; and controllable expense--10%) and the balance will be based on the achievement of specified strategic goals (30%). For the remaining executive officers, a substantial portion of their annual incentive awards will be based on the achievement of pre-determined financial objectives and the balance will be based on the achievement of strategic goals and, for certain executive officers, individual performance.

   Initial awards of contingent stock rights were made under the Company's long-term incentive plan to Mr. Kann and other senior executive officers for the performance period 2002-2005. The final awards to all those receiving these grants will be based in large part on the Company's performance with respect to predetermined financial objectives (total shareholder return; earnings per share growth; revenue growth; and cash flow margin) relative to an established group of newspaper and information services companies. Determination of final awards will also be based on assessment of performance on qualitative criteria.

   The Committee has retained some measure of discretion under the annual and long-term incentive award programs because it believes that it is difficult to forecast in detail all future developments that will be relevant to an evaluation of executive performance.

   Federal tax legislation in effect since 1994 eliminates the deductibility of compensation in excess of $1,000,000 paid to the chief executive officer and certain other executives (i.e., those whose compensation must be detailed in the proxy statement). The law exempts compensation paid under plans that relate compensation to performance. Although our plans are designed to relate compensation to performance, certain elements of them do not meet the tax law's requirements because they allow the Committee to exercise discretion in setting compensation. It may be appropriate in the future to recommend changes in the Company's compensation program to take account of the tax law. However, the Committee currently is of the opinion that it is better to retain discretion than to give it up in exchange for the tax deduction. For 2001 the deductibility of certain compensation paid to Mr. Kann, Mr. Skinner and Mr. Zannino was affected by this limitation.

Committee Reporting

The Committee makes full reports to the Board of Directors, which approves the structure and general administration of the compensation program. The Board reviews the specific compensation awards for the chief executive officer and each of the other four executives whose compensation is described in the proxy statement.

   As of February 2001, the chief executive officer's salary was set at $930,000, an increase of $84,000 (or 9.9%) from his 2000 salary of $846,000.
The 2001 salaries for all the five officers listed in the table on page 13 were set after evaluating their individual contribution and performance and the value of their jobs in the marketplace based on a review of the competitive compensation guidelines that were developed with advice from our outside compensation consultants.

   For 2001 Mr. Kann was granted a bonus of $260,400. That represented a 70.7% decrease from his 2000 bonus of $888,000. In determining the bonuses for Mr. Kann and the other officers listed in the table, we compared the Company's results to the financial, strategic and, for certain executive officers, individual performance measures established for 2001. The bonus awards for 2001 reflect the Company's performance measured against the pre-determined financial criteria and the Committee's view that the executives performed well against the non-financial measures established under the bonus program. The varying levels of salary and bonus for each of the executives also reflect differences in their relative responsibilities.

   In February 2002, we awarded long-term compensation to the chief executive officer and other members of senior management under the Company's 1997 Long Term Incentive Plan. The Final Awards covered performance for the period 1998-2001 and were made after reviewing the Company's performance on various financial measures (including total stockholder return, return on equity, earnings growth, profit margins, and other financial criteria) relative to other newspaper and information services companies. We also considered progress toward achieving other Company objectives (quality of Dow Jones' publications and services, commitment to innovative products and services, long-term strategic planning, quality of customer service and level of customer satisfaction, development of human resources, and promotion of teamwork throughout the Company). And, finally, we considered each individual executive's responsibilities and performance. In the case of the 1998-2001 performance period, it was expected that fully satisfactory competitive performance would be competitively rewarded if the Final Award approximated 80% of the number of shares in the Initial Award. Exceptional performance would support a Final Award in excess of 80% (up to 100%) of the Initial Award.

   Final Awards were made in February 2002 to Mr. Kann and Messrs. Skinner, Ottaway and Crovitz in amounts approximating 59% to 61% of their Initial Awards for the 1998-2001 period. Mr. Kann's Final Award for the 1998-2001 period was 7,588 shares of Common Stock, and constituted approximately 61% of his Initial Award. That represented a decrease of 5,092 shares from the Final Award for the 1997-2000 period. The net number of shares of Common Stock received in February 2002 by Mr. Kann, after tax withholding, amounted to 4,810. Mr. Ottaway received his Final Award in cash. Messrs. Skinner and Crovitz received their Final Awards in the form of Common Stock. The fair market value of Mr. Kann's Final Award for the 1998-2001 period was $432,516 (based on a grant date stock price of $57.00) which is approximately 44.6% lower in value than the Final Award for the 1997-2000 period of $780,454 (based on a grant date stock price of $61.55).

   In January 2002 we granted members of senior management stock options as well as contingent stock rights for the 2002-2005 performance period. These grants were estimated by our outside compensation consultants to be at the median of general industry practice. The grants tie a significant portion of each senior executive's potential compensation to the Company's long-term objectives and to the market value of the Company's stock. The Committee will determine the actual number of shares of stock payable to an executive under the contingent stock rights at the end of the performance period.

   The Committee believes that the number of contingent stock rights and stock options granted to individual executives should be set annually by the Committee after consultation with its consultants concerning competitive compensation levels. Accordingly, the Committee does not base the amount of stock options or contingent stock rights to be granted in any given year on the amounts previously granted.

   The Committee reaffirms its view that salaries and bonus and other incentive compensation opportunities for the senior executives of the Company generally should not deviate substantially from the median of the competitive guidelines developed with the advice of our consultants and that, particularly with respect to long-term incentive compensation, it is important that the Committee continue to retain a degree of discretion as to the actual amounts paid. The Committee believes that the compensation levels for the chief executive officer and other senior executives reflect these criteria and are appropriate given performance during the periods covered.

Irvine O. Hockaday, Jr., Chairman
Christopher Bancroft
M. Peter McPherson
Frank N. Newman

              ---------------------------------------------------

Audit Committee

The Audit Committee Report

General. The Committee consists of four non-employee directors. It generally meets four times a year. The Audit Committee reviews the Company's accounting and financial reporting policies and practices, enables the Board to fulfill its responsibilities to the stockholders in regard to the credibility of financial reporting through its oversight of the financial reporting process and internal control and maintains a direct line of communication between the Board and the Company's external and internal auditors.

   Committee Procedures. During January and February 2002, the Audit Committee reviewed and discussed the 2001 audited financial statements with management and with the Company's independent accountants. In addition, the Audit Committee discussed with the Company's independent accountants the matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The Audit Committee confirms that it has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1(Independence Discussions with Audit Committees), and has discussed with the independent accountants their independence from the Company and management.
In addition, the Committee considered whether the independent accountants' provision of non-audit services is compatible with maintaining their independence.

   Based on the review and discussions referred to in the prior paragraph, the Audit Committee has recommended to the Board of Directors of the Company that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Commission.

Frank N. Newman, Chairman
Harvey Golub
David K.P. Li
M. Peter McPherson

Committee Independence and Charter

The members of the Audit Committee are independent (as independence is defined by the New York Stock Exchange's listing standards). The Company's Board of Directors has adopted a written charter for the Audit Committee.

Audit Fees

For the year ended December 31, 2001, the Company incurred an aggregate of $1,216,100 in fees for professional services rendered by its independent accountants for the audit of its annual financial statements and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q.

Financial Information Systems Design and Implementation Fees

For the year ended December 31, 2001, the Company incurred no fees from its independent accountants relating to financial information systems design and implementation.

All Other Fees

For the year ended December 31, 2001, the Company incurred $3,432,200 in fees for professional services rendered by its independent accountants other than the fees addressed in the preceding two paragraphs (consisting of tax services of $2,954,200, management consulting of $90,400, and other services of $387,600).

              ---------------------------------------------------

Comparison of Stockholder Return

The following line graph compares the performance of the Company's Common Stock during the five-year period ended December 31, 2001 with the Standard & Poor's 500 Stock Index ("S&P 500") and the Dow Jones U.S. Publishing Index (formerly named the Dow Jones Media/ Publishing Index). In February 2000, Dow Jones Indexes revised the components and the calculation methodology of the Dow Jones U.S. Publishing Index and as a consequence restated the Index historically. Accordingly, the returns for the Dow Jones U.S. Publishing Index set forth below are the restated returns.

   The S&P 500 includes 500 U.S. companies in the industrial, transportation, utilities and financial sectors and is weighted by market capitalization. The Dow Jones U.S. Publishing Index, which is also weighted by market capitalization, includes, in addition to the Company, the following eighteen companies: American Greetings Corp., Belo (A.H.) Corp., E.W. Scripps Co., Gannett Co., Hollinger International Inc., Interactive Data Corp., John Wiley & Sons Inc., Knight Ridder Inc., Lee Enterprises Inc., McGraw-Hill Cos., Media General Inc., Meredith Corp., The New York Times Co., Primedia Inc., Reader's Digest Association Inc., Scholastic Corp., Tribune Co., and The Washington Post Co.


                                    [CHART]

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
      Dow Jones & Company vs. S&P 500 vs. Dow Jones U.S. Publishing Index

                          12/31/96 12/31/97 12/31/98 12/31/99 12/29/00 12/31/01

Dow Jones & Co.            $100      $162     $148     $213     $181     $178

S&P 500                     100       134      172      208      189      166
Dow Jones
  U.S. Publishing Index     100       146      159      197      183      185

   For purposes of the graph, it was assumed that $100 was invested in the Company's Common Stock, the S&P 500 and the Dow Jones U.S. Publishing Index at closing prices on December 31, 1996. Dividends are assumed to be reinvested on the ex-dividend date.

Approval of Appointment of Independent
Certified Public Accountants

The Board of Directors, on the recommendation of the Audit Committee, unanimously recommends that the stockholders vote to approve the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors of the Company for 2002. PricewaterhouseCoopers LLP were the Company's auditors in 2001. Stockholder approval of the appointment of such firm as auditors will be requested at the 2002 Annual Meeting. Representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

              ---------------------------------------------------

Section 16(a) Beneficial Ownership
Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the outstanding Common Stock or Class B Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are also required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

   Under SEC rules, companies must report in their proxy statements failures to file reports on a timely basis. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Form 5 annual reports were required for those persons, the Company believes that during 2001 all filing requirements under
Section 16(a) of the Exchange Act applicable to its executive officers, directors, and greater than ten-percent beneficial owners were complied with.

              ---------------------------------------------------

Corporate Governance

In 1997 the Board of Directors adopted the "Dow Jones & Company Principles of Corporate Governance." The Principles are listed below. These Principles are being published in this proxy statement to inform stockholders of the Board's current thinking with respect to selected corporate governance issues considered to be of significance to stockholders. The Board will continue to assess the appropriateness and efficacy of the Principles and it is likely that changes to the Principles will be considered from time to time.

Dow Jones & Company Principles of Corporate Governance

1. The principal duty of the Board of Directors and management of Dow Jones & Com pany is to assure that the company is well-managed in the interests of its shareholders. Dow Jones seeks to protect and preserve the independence and integrity of its products and services, including The Wall Street Journal, on which the company's long-term prosperity depends.

2. Dow Jones is owned by its shareholders; the shareholders, in turn, elect the company's Board of Directors. The Board plays the central role in the company's governance; it is the company's decision-making authority on all matters except those reserved to the shareholders. The Board, in turn, selects the company's chief executive officer and approves the appointment of other members of senior management; se-nior management is charged with the conduct of the company's business.

3. The primary functions of the Board are:

    . review and, where appropriate, approval of the financial objectives, major strategies and plans, and major corporate actions of Dow Jones;

    . selection and evaluation of Dow Jones' chairman and chief executive officer;

    .  determining senior management compensation;

    .  periodic review of management succession plans;

    . selection and recommendation to shareholders for election of appropriate candidates for service on the Board;

    . review of the adequacy of the company's systems for compliance with all applicable laws and regulations, for safeguarding the company's assets and for managing the major risks it faces; and

    .  provision of advice and counsel to senior management.

4. It is the policy of Dow Jones that the Board should consist of a majority of "outside" directors. Consistent with this policy, and the underlying philosophy of promoting vigorous representation for shareholders, Dow Jones does not consider that anyone should be deemed an "inside" director by virtue of the size of his or her shareholdings, no matter how great. On the other hand, the company does consider any present or former member of senior management to be an "inside" director, no matter the extent of his or her shareholdings.

5. The number of directors shall not exceed a number that can function efficiently as a body. The Corporate Governance Committee (formerly the Nominating Committee), in consultation with the chairman and CEO, considers and makes recommendations concerning the appropriate size and mem bership needs of the Board. The size of the Board will be not less than 10 nor more than 20 members; normally the number of directors will be approximately 15. The Corporate Governance Committee also considers candidates to fill new Board positions created by expansion and vacancies that occur by resignation, retirement or for any other reason.

6. Prospective members of the Board are selected for their character and wisdom, judgment and integrity, business experience and acumen. The Corporate Governance Committee also seeks to have a variety of occupational and a diversity of personal backgrounds represented on the Board. Directors are required to retire from the Board at the annual meeting of shareholders following their 70th birthday. Upon the adoption of these principles, no director who is an employee of the company shall be eligible for re-election as a director after the termination of his or her employment.

7. Upon election, directors receive a package of orientation materials and an extensive review of the company and its businesses from senior managers. In addition, Board members are encouraged to visit company facilities throughout their tenure on the Board.

8. All directors are expected to own stock in Dow Jones. The Compensation Committee annually reviews the compensation of directors. The company believes that a substantial part of directors' compensation should be stock-based.

9. Because of the nature of the company's publishing business, no "inside" directors are permitted to serve as directors of other public companies, except as representatives of Dow Jones in cases in which the company owns shares in another company.

10. It is the general policy of the company that all major decisions be considered by the Board as a whole. This allows the company to gain the advantage of the collective wisdom of the Board. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of Dow Jones as a publicly-owned company. Currently these committees are the Executive Committee, the Audit Committee, the Compensation Committee and the Corporate Governance Committee. The members and chairs of these committees are recommended to the Board by the Corporate Governance Committee in consultation with the chairman and CEO. The responsibilities of each of the committees are determined by the Board from time to time.

11. Membership on the Audit, Compensation and Corporate Governance committees is limited to outside directors. The chairman and CEO and other senior managers attending meetings of these committees do so by invitation. The chairs of these committees act as the chair at executive sessions or meetings of outside directors at which the principal items to be considered are within the scope of one of these committees' authority. This provides for board leadership without the need to designate a lead director.

12. The frequency, length and agenda of meetings of each of the committees are determined by the chair of the committee.

   Whenever possible, materials related to agenda items are provided to committee members sufficiently in advance of committee meetings to allow the directors to prepare for discussion. Sufficient time to consider the agenda items is provided.

13. The Compensation Committee ensures that a proper system of current and long-term compensation is in place to provide performance-oriented incentives to management; reviews remuneration arrangements for senior management; reviews and approves the structure of employee benefit plans; makes recommendations to the Board; and grants options or other benefits under certain employee benefit plans. The committee also is responsible for setting annual and long- term performance goals (based on criteria established in advance) for the chairman and CEO, and for evaluating performance against these goals. The committee makes full reports to the entire Board, which approves the structure and general administration of the compensation program for the chairman and CEO and other senior managers.

14. The Audit Committee recommends to the shareholders the appointment of independent auditors; makes recommendations to the Board regarding their engagement; and considers the range of audit and nonaudit fees. The committee also reviews the work of the company's internal auditors, meets with the independent auditors to review and approve the scope and results of their professional services, and reviews the procedures for evaluating the adequacy of the company's internal controls. The Audit Committee provides a direct channel of communication to the Board for the independent auditors, internal auditors, the chief financial officer and the general counsel.

15. It is the policy of Dow Jones that the positions of Chairman of the Board and Chief Executive Officer be held by the same person, except in unusual circumstances. This combination has served the company well over a great many years.

16. The chairman and CEO is responsible for establishing effective communications with the company's stakeholder groups, i.e., shareholders, customers, employees and others. It is the policy of Dow Jones that management speaks for the company.

17. The chairman and CEO sets the agenda for meetings of the Board with the understanding that certain items pertinent to the advisory and monitoring functions of the Board be brought to it periodically by the chairman and CEO for review or decision.

   For example, the annual corporate budget is reviewed by the Board, and capital expenditures above a certain threshold amount (currently $15 million) are approved by the Board. Agenda items that fall within the scope of responsibilities of a Board committee are reviewed with the chair of that committee, who presents these matters to the Board. Any Board member may request that an item be included on the agenda.

18. Whenever possible, materials related to agenda items are provided to Board members sufficiently in advance of Board meetings to allow the directors to prepare for discussion. Sufficient time to consider the agenda items is provided.

19. Generally, presentations of matters to be considered by the Board are made by the manager responsible for that area of the company's operations. In addition, Board members have free access to all other members of management and employees of the company.

20. Executive sessions or meetings of outside directors without management present are held at least once per year to review:
    .  the report of the independent auditors;

    . the criteria upon which the performance of the chairman and CEO and other senior managers is based;

    .  the performance of the chairman and CEO against such criteria;

    .  the compensation of the chairman and CEO and other senior managers; and

    .  the performance of the Board.

   Additional executive sessions or meetings of outside directors may be held from time to time as required, or as requested by directors.

21. These principles are reviewed by the Board from time to time.

              ---------------------------------------------------

Submission of Stockholder Proposals

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, a stockholder proposal intended for inclusion in next year's proxy statement must be received by the Company at its principal executive offices no later than November 15, 2002, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

   Rule 14a-4(c)(1) establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement. Rule 14a-4(c)(1) relates to the discretionary voting authority retained by the Company with respect to proxies. With respect to any stockholder proposal for next year's Annual Meeting submitted after January 29, 2003 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), the Company retains discretion to vote proxies it receives as the Board of Directors sees fit. With respect to proposals submitted before January 29, 2003, the Company retains discretion to vote proxies it receives as the Board of Directors sees fit, only if 1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and 2) the proponent does not issue a proxy statement with respect to the proposal in compliance with Rule 14a-4(c)(2).

              ---------------------------------------------------

Other Matters

The Company knows of no other matter to be brought before the 2002 Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote the same with respect to any such matter in accordance with their best judgment.

   Stockholders who do not expect to attend the 2002 Annual Meeting in person are requested to complete, date, sign and return the enclosed proxy promptly in the enclosed postage prepaid envelope or to vote promptly by telephone or via the Internet.

   A copy of the Company's Annual Report on Form 10-K that was filed with the Securities and Exchange Commission on March 4, 2002 is available to interested stockholders upon written request to Mr. Mark J. Donohue, Manager, Investor Relations, Dow Jones & Company, Inc., P.O. Box 300, Princeton, New Jersey 08543-0300.

By order of the Board of Directors,

Peter G. Skinner
Secretary

Princeton, New Jersey
March 15, 2002

PROXY

                           Dow Jones & Company, Inc.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS--April 17, 2002

   The undersigned stockholder of Dow Jones & Company, Inc. hereby appoints ROY
A. HAMMER, PETER R. KANN and PETER G. SKINNER and each of them jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock and Class B Common Stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders to be held on Wednesday, April 17, 2002, at 11:00 a.m. and at any adjournment thereof, upon such business as may properly come before the meeting, including the following proposals, which are described in the Proxy Statement dated March 15, 2002, a copy of which has been received by the undersigned.

                    (PLEASE SIGN AND DATE ON REVERSE SIDE)
--------------------------------------------------------------------------------
               (triangle up) FOLD AND DETACH HERE (triangle up)

Notice of 2002 Annual Meeting of Stockholders
Dow Jones & Company, Inc.
P.O. Box 300, Princeton, New Jersey 08543-0300
Wednesday, April 17, 2002

To the Stockholders of
DOW JONES & COMPANY, INC.

   NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Dow Jones & Company, Inc. will be held at The Regent Ballroom, The Regent Wall Street, 55 Wall Street, New York, New York on Wednesday, April 17, 2002 at 11:00 a.m. for the purposes of:

1. Electing five directors to hold office until 2005;
2. Approving the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for 2002; and
3. Transacting such other business as may properly come before the meeting.

   Your attention is directed to our 2002 Proxy Statement for further information with respect to the matters to be acted upon at the meeting. You may view or print a copy of our Proxy Statement, as well as our Annual Report, at http://www.dowjones.com/corp/index_invest.htm.

   We are pleased to offer you an opportunity to receive future versions of our proxy statements and annual reports electronically over the Internet instead of receiving paper copies in the mail. This will help us reduce printing and postage costs. You can agree to electronic delivery on the reverse side of this card, or when submitting your proxy by Internet. You can revoke this consent and receive paper copies of the proxy statements and annual reports at any time by written notification or telephone call to Mellon Investor Services. You can get more information regarding electronic delivery by contacting our Transfer Agent, Mellon Investor Services, at 800-851-4228 or www.melloninvestor.com.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                                                                               Please mark  [ X ]
                                                                                                              your votes as
                                                                                                              indicated in
                                                                                                              this example.


The Board of Directors recommends a vote FOR Proposals 1 and 2.

                                              FOR   WITHHELD                                       FOR      AGAINST     ABSTAIN
1.Election of Directors by Common and/or     [ _ ]   [ _ ]      2.Approval of Auditors for 2002.  [ _ ]      [ _ ]       [ _ ]
  Class B Common Stock.

Common Stock               Common and Class B
                           Common Stock

01-M. Peter McPherson      03-Christopher Bancroft              CONSENT TO ELECTRONIC DELIVERY                           [ _ ]
02-William C. Steere, Jr.  04-Peter R. Kann                     By checking the box to the right, I consent to receive proxy
                           05-Leslie Hill                       statements and annual reports electronically via the
                                                                Internet instead of in the mail.

For, except vote withheld from the following nominee(s):
--------------------------------------------------------

                                                          _______
                                                                 |
                                                                 |
                                                                 |
                                                                 |

Signature(s)                                           Date:              , 2002
            ------------------------------------------      --------------
NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator or trustee or for a corporation, please give your full title. For joint accounts, each owner must sign.

--------------------------------------------------------------------------------
               (triangle up) FOLD AND DETACH HERE (triangle up)

                         VOTE BY INTERNET OR TELEPHONE
                         -----------------------------

         YOUR VOTE IS IMPORTANT -- YOU CAN VOTE IN ONE OF THREE WAYS:

.. VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

                                      OR

.. VOTE BY TELEPHONE OR INTERNET -- You will need to have your proxy card in
                    --
  hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form. You cannot vote by telephone or Internet after 4 p.m. (EST) on April 16, 2002.

     1. VOTE BY PHONE: Call toll-free 1-800-435-6710 on a touch-tone telephone 24 hours a day, 7 days a week.
     There is no charge to you for this call.

     Option 1: To vote as the Board of Directors recommends on ALL proposals,
     ------------------------------------------------------------------------
     press 1.
     --------

         When asked, you must confirm your vote by pressing 1.

     Option 2: If you choose to vote on each item separately, press 0. You will
     --------------------------------------------------------------------------
     hear these instructions:
     ------------------------

     Proposal 1:  To VOTE FOR all nominees press 1; to WITHHOLD FROM ALL nominees, press 9.
                  To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

     Proposal 2:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

         When asked, you must confirm your vote by pressing 1.

                                      OR

     2. VOTE BY INTERNET: Follow the instructions at our Website address: http://www.eproxy.com/dj

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

THANK YOU FOR VOTING.
Please do not return your proxy card if you are voting by telephone or Internet.

PROXY
              [PROXY CARD FOR DOW JONES STOCK FUND PARTICIPANTS]

                           Dow Jones & Company, Inc.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              FOR ANNUAL MEETING OF STOCKHOLDERS--April 17, 2002

   The undersigned stockholder of Dow Jones & Company, Inc. hereby appoints ROY
A. HAMMER, PETER R. KANN and PETER G. SKINNER and each of them jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock and Class B Common Stock of the Company which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders to be held on Wednesday, April 17, 2002, at 11:00 a.m. and at any adjournment thereof, upon such business as may properly come before the meeting, including the following proposals, which are described in the Proxy Statement dated March 15, 2002, a copy of which has been received by the undersigned.

                    (PLEASE SIGN AND DATE ON REVERSE SIDE)

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               (triangle up) FOLD AND DETACH HERE (triangle up)

Notice of 2002 Annual Meeting of Stockholders
Dow Jones & Company, Inc.
P.O. Box 300, Princeton, New Jersey 08543-0300
Wednesday, April 17, 2002

To the Stockholders of
DOW JONES & COMPANY, INC.

   NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of Dow Jones & Company, Inc. will be held at The Regent Ballroom, The Regent Wall Street, 55 Wall Street, New York, New York on Wednesday, April 17, 2002 at 11:00 a.m. for the purposes of:

1. Electing five directors to hold office until 2005;
2. Approving the appointment of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors for 2002; and
3. Transacting such other business as may properly come before the meeting.

   Your attention is directed to our 2002 Proxy Statement for further information with respect to the matters to be acted upon at the meeting. You may view or print a copy of our Proxy Statement, as well as our Annual Report, at http://www.dowjones.com/corp/index_invest.htm.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.
                                                                                                              Please mark   [ X ]
                                                                                                              your votes as
                                                                                                              indicated in
                                                                                                              this example.


The Board of Directors recommends a vote FOR Proposals 1 and 2.

                                                   FOR   WITHHELD                                       FOR   AGAINST  ABSTAIN
1. Election of Directors by Common and/or         [ _ ]   [ _ ]    2. Approval of Auditors for 2002.   [ _ ]   [ _ ]    [ _ ]
   Class B Common Stock.


Common Stock               Common and Class B
                           Common Stock

01-M. Peter McPherson      03-Christopher Bancroft
02-William C. Steere, Jr.  04-Peter R. Kann
                           05-Leslie Hill

For, except vote withheld from the following nominee(s):
--------------------------------------------------------

                                                           _____
                                                                |
                                                                |
                                                                |
                                                                |

Signature(s)                                             Date:           , 2002
            --------------------------------------------      ----------

NOTE: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator or trustee or for a corporation, please give your full title. For joint accounts, each owner must sign.

--------------------------------------------------------------------------------
               (triangle up) FOLD AND DETACH HERE (triangle up)

                         VOTE BY INTERNET OR TELEPHONE
                         -----------------------------

         YOUR VOTE IS IMPORTANT -- YOU CAN VOTE IN ONE OF THREE WAYS:

.. VOTE BY PROXY CARD: Mark, sign and date your proxy card and return promptly in the enclosed envelope.

                                      OR

.. VOTE BY TELEPHONE OR INTERNET -- You will need to have your proxy card in
                    --
  hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form. You cannot vote by telephone or Internet after 4 p.m. (EST) on April 16, 2002.

     1. VOTE BY PHONE: Call toll-free 1-800-435-6710 on a touch-tone telephone 24 hours a day, 7 days a week.
     There is no charge to you for this call.

     Option 1: To vote as the Board of Directors recommends on ALL proposals,
     ------------------------------------------------------------------------
     press 1.
     --------

         When asked, you must confirm your vote by pressing 1.

     Option 2: If you choose to vote on each item separately, press 0. You will
     --------------------------------------------------------------------------
     hear these instructions:
     ------------------------

     Proposal 1:  To VOTE FOR all nominees press 1; to WITHHOLD FROM ALL nominees, press 9.
                  To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

     Proposal 2:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

         When asked, you must confirm your vote by pressing 1.

                                      OR

     2. VOTE BY INTERNET: Follow the instructions at our Website address: http://www.eproxy.com/djplans

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

THANK YOU FOR VOTING.
Please do not return your proxy card if you are voting by telephone or Internet.